UNDERWRITERS’ STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2003-C3

The attached tables and statistical analysis (the “Computational Materials”) are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Wachovia Securities, Inc. and Nomura Securities International, Inc. (collectively, the “Underwriters”) and not by the issuer of the certificates identified above (the “Offered Certificates”) or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

WBCMT 03-C3: Price/Yield Class A-1

Balance	$259,086,000.00	Delay	14
Coupon	3.95800	Dated	2/1/2003
Settle	02/12/03	First Payment	3/15/2003

	0 CPY, 0 CDR	100 CPY, 0 CDR
Price	Yield / Spread	Yield / Spread

100.123257	3.9347	3.9413
	44	55
100.148257	3.9297	3.9359
	43	54
100.173257	3.9246	3.9305
	43	54
100.198257	3.9196	3.9252
	42	53
100.223257	3.9145	3.9198
	42	53
100.248257	3.9095	3.9145
	41	52
100.273257	3.9044	3.9091
	40	52
100.298257	3.8994	3.9038
	40	51
100.323257	3.8944	3.8985
	39	51
100.348257	3.8893	3.8931
	39	50
100.373257	3.8843	3.8878
	38	50

WAL	5.70	5.34
Mod Durn	4.941	4.657
Mod Convexity	0.326	0.291
Principal Window	Mar03 - Aug12	Mar03 - Feb12

2YR	1.610	1.610
5YR	2.852	2.852
10YR	3.909	3.909
Prepay	0 CPY	100 CPY

No Prepays	During any YM	During any YM
Default	0 CDR	0 CDR
Loss Severity
Servicer Advances
Liquidation Lag
Optional Redemption	Call (N)	Call (N)

Investors should read the Underwriters’ Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the “Final Prospectus”) relating to the certificates referred to herein (the “Offered Certificates”) in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

WBCMT 03-C3: Price/Yield Class A-2

Balance	$477,837,000.00	Delay	14
Coupon	4.80300	Dated	2/1/2003
Settle	02/12/03	First Payment	3/15/2003

	0 CPY, 0 CDR	100 CPY, 0 CDR
Price	Yield / Spread	Yield / Spread

100.369210	4.7789	4.7773
	46	49
100.394210	4.7757	4.7740
	45	49
100.419210	4.7724	4.7707
	45	48
100.444210	4.7692	4.7674
	45	48
100.469210	4.7660	4.7641
	44	48
100.494210	4.7627	4.7608
	44	47
100.519210	4.7595	4.7575
	44	47
100.544210	4.7563	4.7542
	43	47
100.569210	4.7530	4.7509
	43	46
100.594210	4.7498	4.7476
	43	46
100.619210	4.7465	4.7442
	42	46

WAL	9.81	9.54
Mod Durn	7.669	7.504
Mod Convexity	0.715	0.683
Principal Window	Aug12 - Jan13	Feb12 - Nov12

2YR	1.610	1.610
5YR	2.852	2.852
10YR	3.909	3.909
Prepay	0 CPY	100 CPY

No Prepays	During any YM	During any YM
Default	0 CDR	0 CDR
Loss Severity
Servicer Advances
Liquidation Lag
Optional Redemption	Call (N)	Call (N)

Investors should read the Underwriters’ Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the “Final Prospectus”) relating to the certificates referred to herein (the “Offered Certificates”) in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

WBCMT 03-C3: Price/Yield Class B

Balance	$36,319,000.00	Delay	14
Coupon	4.93700	Dated	2/1/2003
Settle	02/12/03	First Payment	3/15/2003

	0 CPY, 0 CDR	100 CPY, 0 CDR
Price	Yield / Spread	Yield / Spread

100.371234	4.9149	4.9140
	58	60
100.396234	4.9117	4.9107
	57	59
100.421234	4.9085	4.9074
	57	59
100.446234	4.9052	4.9041
	57	59
100.471234	4.9020	4.9009
	56	58
100.496234	4.8988	4.8976
	56	58
100.521234	4.8955	4.8943
	56	58
100.546234	4.8923	4.8910
	55	58
100.571234	4.8891	4.8878
	55	57
100.596234	4.8859	4.8845
	55	57
100.621234	4.8826	4.8812
	54	57

WAL	9.93	9.76
Mod Durn	7.689	7.589
Mod Convexity	0.722	0.702
Principal Window	Jan13 - Jan13	Nov12 - Nov12

2YR	1.610	1.610
5YR	2.852	2.852
10YR	3.909	3.909
Prepay	0 CPY	100 CPY

No Prepays	During any YM	During any YM
Default	0 CDR	0 CDR
Loss Severity
Servicer Advances
Liquidation Lag
Optional Redemption	Call (N)	Call (N)

Investors should read the Underwriters’ Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the “Final Prospectus”) relating to the certificates referred to herein (the “Offered Certificates”) in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

WBCMT 03-C3: Price/Yield Class C

Balance	$12,888,000.00	Delay	14
Coupon	4.99600	Dated	2/1/2003
Settle	02/12/03	First Payment	3/15/2003

	0 CPY, 0 CDR	100 CPY, 0 CDR
Price	Yield / Spread	Yield / Spread

100.368696	4.9750	4.9740
	64	66
100.393696	4.9717	4.9707
	63	65
100.418696	4.9685	4.9674
	63	65
100.443696	4.9653	4.9642
	63	65
100.468696	4.9620	4.9609
	62	64
100.493696	4.9588	4.9576
	62	64
100.518696	4.9555	4.9543
	62	64
100.543696	4.9523	4.9510
	61	63
100.568696	4.9491	4.9477
	61	63
100.593696	4.9458	4.9445
	61	63
100.618696	4.9426	4.9412
	60	63

WAL	9.93	9.76
Mod Durn	7.667	7.567
Mod Convexity	0.719	0.699
Principal Window	Jan13 - Jan13	Nov12 - Nov12

2YR	1.610	1.610
5YR	2.852	2.852
10YR	3.909	3.909
Prepay	0 CPY	100 CPY

No Prepays	During any YM	During any YM
Default	0 CDR	0 CDR
Loss Severity
Servicer Advances
Liquidation Lag
Optional Redemption	Call (N)	Call (N)

Investors should read the Underwriters’ Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the “Final Prospectus”) relating to the certificates referred to herein (the “Offered Certificates”) in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

WBCMT 03-C3: Price/Yield Class D

Balance	$25,775,000.00	Delay	14
Coupon	5.05600	Dated	2/1/2003
Settle	02/12/03	First Payment	3/15/2003

	0 CPY, 0 CDR	100 CPY, 0 CDR
Price	Yield / Spread	Yield / Spread

100.374054	5.0350	5.0340
	70	72
100.399054	5.0318	5.0308
	69	71
100.424054	5.0285	5.0275
	69	71
100.449054	5.0253	5.0242
	69	71
100.474054	5.0220	5.0209
	68	70
100.499054	5.0188	5.0176
	68	70
100.524054	5.0155	5.0143
	68	70
100.549054	5.0123	5.0110
	67	69
100.574054	5.0090	5.0077
	67	69
100.599054	5.0058	5.0044
	67	69
100.624054	5.0025	5.0011
	66	69

WAL	9.93	9.76
Mod Durn	7.644	7.545
Mod Convexity	0.716	0.697
Principal Window	Jan13 - Jan13	Nov12 - Nov12

2YR	1.610	1.610
5YR	2.852	2.852
10YR	3.909	3.909
Prepay	0 CPY	100 CPY

No Prepays	During any YM	During any YM
Default	0 CDR	0 CDR
Loss Severity
Servicer Advances
Liquidation Lag
Optional Redemption	Call (N)	Call (N)

Investors should read the Underwriters’ Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the “Final Prospectus”) relating to the certificates referred to herein (the “Offered Certificates”) in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

WBCMT 03-C3: Price/Yield Class E

Balance	$12,887,000.00	Delay	14
Coupon	5.13500	Dated	2/1/2003
Settle	02/12/03	First Payment	3/15/2003

	0 CPY, 0 CDR	100 CPY, 0 CDR
Price	Yield / Spread	Yield / Spread

100.373547	5.1151	5.1141
	78	80
100.398547	5.1118	5.1108
	77	79
100.423547	5.1086	5.1075
	77	79
100.448547	5.1053	5.1042
	77	79
100.473547	5.1020	5.1009
	76	78
100.498547	5.0988	5.0976
	76	78
100.523547	5.0955	5.0943
	76	78
100.548547	5.0922	5.0910
	75	77
100.573547	5.0890	5.0877
	75	77
100.598547	5.0857	5.0844
	75	77
100.623547	5.0825	5.0811
	74	77

WAL	9.9	9.76
Mod Durn	7.615	7.516
Mod Convexity	0.712	0.693
Principal Window	Jan13 - Jan13	Nov12 - Nov12

2YR	1.610	1.610
5YR	2.852	2.852
10YR	3.909	3.909
Prepay	0 CPY	100 CPY

No Prepays	During any YM	During any YM
Default	0 CDR	0 CDR
Loss Severity
Servicer Advances
Liquidation Lag
Optional Redemption	Call (N)	Call (N)

Investors should read the Underwriters’ Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the “Final Prospectus”) relating to the certificates referred to herein (the “Offered Certificates”) in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

WBCMT 2003-C3, Class A-1 (AAA/AAA)

Scenario: Stated CPY, 0 CDR, and yield to maturity.

Balance	$259,086,000	Delay	14
Init Coupon	4.178	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CPY	25 CPY	50 CPY	75 CPY	100 CPY

	Yield	Yield	Yield	Yield	Yield
99.62500	4.258	4.263	4.267	4.270	4.272
99.75000	4.232	4.237	4.241	4.243	4.245
99.87500	4.207	4.211	4.214	4.217	4.218
100.00000	4.181	4.185	4.188	4.190	4.191
100.12500	4.156	4.159	4.162	4.164	4.164
100.25000	4.131	4.133	4.135	4.137	4.137
100.37500	4.105	4.107	4.109	4.111	4.110
100.50000	4.080	4.081	4.083	4.084	4.083
100.62500	4.055	4.055	4.056	4.058	4.056
100.75000	4.029	4.029	4.030	4.032	4.030
100.87500	4.004	4.003	4.004	4.005	4.003
WAL	5.70	5.54	5.48	5.44	5.34
Mod Dur	4.90	4.79	4.73	4.70	4.62

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class A-2 (AAA/AAA)

Scenario: Stated CPY, 0 CDR, and yield to maturity.

Balance	$477,837,000	Delay	14
Init Coupon	4.985	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CPY	25 CPY	50 CPY	75 CPY	100 CPY

	Yield	Yield	Yield	Yield	Yield
99.87500	5.028	5.028	5.028	5.028	5.028
100.00000	5.012	5.012	5.011	5.011	5.011
100.12500	4.995	4.995	4.995	4.995	4.994
100.25000	4.979	4.979	4.979	4.978	4.977
100.37500	4.962	4.962	4.962	4.962	4.961
100.50000	4.946	4.946	4.946	4.945	4.944
100.62500	4.930	4.929	4.929	4.929	4.927
100.75000	4.913	4.913	4.913	4.913	4.911
100.87500	4.897	4.897	4.897	4.896	4.894
101.00000	4.881	4.881	4.880	4.880	4.877
101.12500	4.865	4.864	4.864	4.864	4.861
WAL	9.81	9.79	9.76	9.73	9.54
Mod Dur	7.60	7.59	7.57	7.55	7.44

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class B (AA/AA)

Scenario: Stated CPY, 0 CDR, and yield to maturity.

Balance	$36,319,000	Delay	14
Init Coupon	5.127	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CPY	25 CPY	50 CPY	75 CPY	100 CPY

	Yield	Yield	Yield	Yield	Yield
99.87500	5.172	5.172	5.172	5.172	5.172
100.00000	5.156	5.156	5.156	5.156	5.156
100.12500	5.140	5.140	5.140	5.140	5.139
100.25000	5.123	5.123	5.123	5.123	5.122
100.37500	5.107	5.107	5.107	5.107	5.106
100.50000	5.090	5.090	5.090	5.090	5.089
100.62500	5.074	5.074	5.074	5.074	5.073
100.75000	5.058	5.058	5.058	5.058	5.056
100.87500	5.042	5.042	5.042	5.042	5.040
101.00000	5.025	5.025	5.025	5.025	5.023
101.12500	5.009	5.009	5.009	5.009	5.007
WAL	9.93	9.93	9.93	9.93	9.76
Mod Dur	7.62	7.62	7.62	7.62	7.52

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class C (AA-/AA-)

Scenario: Stated CPY, 0 CDR, and yield to maturity.

Balance	$12,888,000	Delay	14
Init Coupon	5.187	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CPY	25 CPY	50 CPY	75 CPY	100 CPY

	Yield	Yield	Yield	Yield	Yield
99.87500	5.233	5.233	5.233	5.233	5.233
100.00000	5.217	5.217	5.217	5.217	5.216
100.12500	5.200	5.200	5.200	5.200	5.200
100.25000	5.184	5.184	5.184	5.184	5.183
100.37500	5.168	5.168	5.168	5.168	5.167
100.50000	5.151	5.151	5.151	5.151	5.150
100.62500	5.135	5.135	5.135	5.135	5.133
100.75000	5.119	5.119	5.119	5.119	5.117
100.87500	5.102	5.102	5.102	5.102	5.100
101.00000	5.086	5.086	5.086	5.086	5.084
101.12500	5.070	5.070	5.070	5.070	5.067
WAL	9.93	9.93	9.93	9.93	9.76
Mod Dur	7.60	7.60	7.60	7.60	7.50

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class D (A/A)

Scenario: Stated CPY, 0 CDR, and yield to maturity.

Balance	$25,775,000	Delay	14
Init Coupon	5.276	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CPY	25 CPY	50 CPY	75 CPY	100 CPY

	Yield	Yield	Yield	Yield	Yield
99.87500	5.324	5.324	5.324	5.324	5.324
100.00000	5.307	5.307	5.307	5.307	5.307
100.12500	5.291	5.291	5.291	5.291	5.290
100.25000	5.274	5.274	5.274	5.274	5.273
100.37500	5.258	5.258	5.258	5.258	5.257
100.50000	5.241	5.241	5.241	5.241	5.240
100.62500	5.225	5.225	5.225	5.225	5.223
100.75000	5.209	5.209	5.209	5.209	5.207
100.87500	5.192	5.192	5.192	5.192	5.190
101.00000	5.176	5.176	5.176	5.176	5.174
101.12500	5.160	5.160	5.160	5.160	5.157
WAL	9.93	9.93	9.93	9.93	9.76
Mod Dur	7.56	7.56	7.56	7.56	7.46

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class E (A-/A-)

Scenario: Stated CPY, 0 CDR, and yield to maturity.

Balance	$12,887,000	Delay	14
Init Coupon	5.355	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CPY	25 CPY	50 CPY	75 CPY	100 CPY

	Yield	Yield	Yield	Yield	Yield
99.87500	5.404	5.404	5.404	5.404	5.404
100.00000	5.387	5.387	5.387	5.387	5.387
100.12500	5.371	5.371	5.371	5.371	5.370
100.25000	5.354	5.354	5.354	5.354	5.354
100.37500	5.338	5.338	5.338	5.338	5.337
100.50000	5.321	5.321	5.321	5.321	5.320
100.62500	5.305	5.305	5.305	5.305	5.303
100.75000	5.288	5.288	5.288	5.288	5.287
100.87500	5.272	5.272	5.272	5.272	5.270
101.00000	5.256	5.256	5.256	5.256	5.253
101.12500	5.239	5.239	5.239	5.239	5.237
WAL	9.93	9.93	9.93	9.93	9.76
Mod Dur	7.53	7.53	7.53	7.53	7.44

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class A-1 (AAA/AAA)

Scenario: Stated CPR, 0 CDR, and yield to maturity.

Balance	$259,086,000	Delay	14
Init Coupon	4.178	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CPR	25 CPR	50 CPR	75 CPR	100 CPR

	Yield	Yield	Yield	Yield	Yield
99.62500	4.258	4.323	4.347	4.355	4.358
99.75000	4.232	4.296	4.319	4.326	4.329
99.87500	4.207	4.269	4.291	4.298	4.300
100.00000	4.181	4.241	4.263	4.269	4.271
100.12500	4.156	4.214	4.235	4.241	4.241
100.25000	4.131	4.187	4.207	4.213	4.212
100.37500	4.105	4.160	4.179	4.184	4.183
100.50000	4.080	4.133	4.151	4.156	4.154
100.62500	4.055	4.107	4.124	4.128	4.125
100.75000	4.029	4.080	4.096	4.100	4.096
100.87500	4.004	4.053	4.068	4.072	4.067
WAL	5.70	5.32	5.15	5.05	4.90
Mod Dur	4.90	4.61	4.48	4.40	4.28

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class A-2 (AAA/AAA)

Scenario: Stated CPR, 0 CDR, and yield to maturity.

Balance	$477,837,000	Delay	14
Init Coupon	4.985	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CPR	25 CPR	50 CPR	75 CPR	100 CPR

	Yield	Yield	Yield	Yield	Yield
99.87500	5.028	5.028	5.028	5.028	5.028
100.00000	5.012	5.012	5.011	5.011	5.011
100.12500	4.995	4.995	4.995	4.995	4.994
100.25000	4.979	4.979	4.978	4.978	4.977
100.37500	4.962	4.962	4.962	4.962	4.961
100.50000	4.946	4.946	4.946	4.945	4.944
100.62500	4.930	4.930	4.929	4.929	4.927
100.75000	4.913	4.913	4.913	4.912	4.910
100.87500	4.897	4.897	4.896	4.896	4.894
101.00000	4.881	4.880	4.880	4.879	4.877
101.12500	4.865	4.864	4.864	4.863	4.861
WAL	9.81	9.76	9.73	9.70	9.52
Mod Dur	7.60	7.57	7.55	7.54	7.43

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class B (AA/AA)

Scenario: Stated CPR, 0 CDR, and yield to maturity.

Balance	$36,319,000	Delay	14
Init Coupon	5.127	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CPR	25 CPR	50 CPR	75 CPR	100 CPR

	Yield	Yield	Yield	Yield	Yield
99.87500	5.172	5.172	5.172	5.172	5.172
100.00000	5.156	5.156	5.156	5.156	5.156
100.12500	5.140	5.140	5.140	5.140	5.139
100.25000	5.123	5.123	5.123	5.123	5.122
100.37500	5.107	5.107	5.107	5.107	5.106
100.50000	5.090	5.090	5.090	5.090	5.089
100.62500	5.074	5.074	5.074	5.074	5.073
100.75000	5.058	5.058	5.058	5.058	5.056
100.87500	5.042	5.042	5.042	5.042	5.040
101.00000	5.025	5.025	5.025	5.025	5.023
101.12500	5.009	5.009	5.009	5.009	5.007
WAL	9.93	9.93	9.93	9.93	9.76
Mod Dur	7.62	7.62	7.62	7.62	7.52

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class C (AA-/AA-)

Scenario: Stated CPR, 0 CDR, and yield to maturity.

Balance	$12,888,000	Delay	14
Init Coupon	5.187	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CPR	25 CPR	50 CPR	75 CPR	100 CPR

	Yield	Yield	Yield	Yield	Yield
99.87500	5.233	5.233	5.233	5.233	5.233
100.00000	5.217	5.217	5.217	5.217	5.216
100.12500	5.200	5.200	5.200	5.200	5.200
100.25000	5.184	5.184	5.184	5.184	5.183
100.37500	5.168	5.168	5.168	5.168	5.167
100.50000	5.151	5.151	5.151	5.151	5.150
100.62500	5.135	5.135	5.135	5.135	5.133
100.75000	5.119	5.119	5.119	5.119	5.117
100.87500	5.102	5.102	5.102	5.102	5.100
101.00000	5.086	5.086	5.086	5.086	5.084
101.12500	5.070	5.070	5.070	5.070	5.067
WAL	9.93	9.93	9.93	9.93	9.76
Mod Dur	7.60	7.60	7.60	7.60	7.50

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class D (A/A)

Scenario: Stated CPR, 0 CDR, and yield to maturity.

Balance	$25,775,000	Delay	14
Init Coupon	5.276	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CPR	25 CPR	50 CPR	75 CPR	100 CPR

	Yield	Yield	Yield	Yield	Yield
99.87500	5.324	5.324	5.324	5.324	5.324
100.00000	5.307	5.307	5.307	5.307	5.307
100.12500	5.291	5.291	5.291	5.291	5.290
100.25000	5.274	5.274	5.274	5.274	5.273
100.37500	5.258	5.258	5.258	5.258	5.257
100.50000	5.241	5.241	5.241	5.241	5.240
100.62500	5.225	5.225	5.225	5.225	5.223
100.75000	5.209	5.209	5.209	5.209	5.207
100.87500	5.192	5.192	5.192	5.192	5.190
101.00000	5.176	5.176	5.176	5.176	5.174
101.12500	5.160	5.160	5.160	5.160	5.157
WAL	9.93	9.93	9.93	9.93	9.76
Mod Dur	7.56	7.56	7.56	7.56	7.46

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class E (A-/A-)

Scenario: Stated CPR, 0 CDR, and yield to maturity.

Balance	$12,887,000	Delay	14
Init Coupon	5.355	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CPR	25 CPR	50 CPR	75 CPR	100 CPR

	Yield	Yield	Yield	Yield	Yield
99.87500	5.404	5.404	5.404	5.404	5.404
100.00000	5.387	5.387	5.387	5.387	5.387
100.12500	5.371	5.371	5.371	5.371	5.370
100.25000	5.354	5.354	5.354	5.354	5.354
100.37500	5.338	5.338	5.338	5.338	5.337
100.50000	5.321	5.321	5.321	5.321	5.320
100.62500	5.305	5.305	5.305	5.305	5.303
100.75000	5.288	5.288	5.288	5.288	5.287
100.87500	5.272	5.272	5.272	5.272	5.270
101.00000	5.256	5.256	5.256	5.256	5.253
101.12500	5.239	5.239	5.239	5.239	5.237
WAL	9.93	9.93	9.93	9.93	9.76
Mod Dur	7.53	7.53	7.53	7.53	7.44

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class A-1 (AAA/AAA)

Scenario: Stated CDR, 35% severity, 100% advance, 12 month lag, 0 CPY, and yield to maturity.

Balance	$259,086,000	Delay	14
Init Coupon	4.178	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CDR	1 CDR	2 CDR	3 CDR

	Yield	Yield	Yield	Yield
99.62500	4.258	4.262	4.266	4.270
99.75000	4.232	4.234	4.236	4.237
99.87500	4.207	4.206	4.205	4.205
100.00000	4.181	4.178	4.175	4.172
100.12500	4.156	4.150	4.145	4.140
100.25000	4.131	4.122	4.114	4.107
100.37500	4.105	4.094	4.084	4.075
100.50000	4.080	4.066	4.054	4.042
100.62500	4.055	4.039	4.024	4.010
100.75000	4.029	4.011	3.994	3.978
100.87500	4.004	3.983	3.963	3.946
WAL	5.70	5.12	4.67	4.33
Mod Dur	4.90	4.46	4.11	3.84
Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
Total Collat Loss	0.00 (0.00%)	24,828,177.31 (2.65%)	47,879,353.26 (5.11%)	69,269,159.51 (7.39%)

[Additional columns below]

[Continued from above table, first column(s) repeated]

Price	4 CDR	5 CDR	6 CDR

	Yield	Yield	Yield
99.62500	4.274	4.278	4.282
99.75000	4.239	4.241	4.242
99.87500	4.204	4.203	4.203
100.00000	4.169	4.166	4.163
100.12500	4.134	4.129	4.124
100.25000	4.100	4.092	4.084
100.37500	4.065	4.055	4.045
100.50000	4.030	4.017	4.005
100.62500	3.996	3.980	3.966
100.75000	3.961	3.944	3.927
100.87500	3.927	3.907	3.888
WAL	4.02	3.73	3.49
Mod Dur	3.59	3.35	3.16
Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
Total Collat Loss	89,106,579.62 (9.51%)	107,494,278.97 (11.47%)	124,528,920.70 (13.29%)

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class A-2 (AAA/AAA)

Scenario: Stated CDR, 35% severity, 100% advance, 12 month lag, 0 CPY, and yield to maturity.

Balance	$477,837,000	Delay	14
Init Coupon	4.985	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CDR	1 CDR	2 CDR	3 CDR

	Yield	Yield	Yield	Yield
99.87500	5.028	5.028	5.028	5.028
100.00000	5.012	5.011	5.011	5.011
100.12500	4.995	4.995	4.995	4.994
100.25000	4.979	4.979	4.978	4.977
100.37500	4.962	4.962	4.961	4.961
100.50000	4.946	4.946	4.945	4.944
100.62500	4.930	4.929	4.928	4.927
100.75000	4.913	4.913	4.912	4.910
100.87500	4.897	4.897	4.895	4.894
101.00000	4.881	4.880	4.879	4.877
101.12500	4.865	4.864	4.863	4.860
WAL	9.81	9.76	9.66	9.52
Mod Dur	7.60	7.57	7.51	7.42
Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
Total Collat Loss	0.00 (0.00%)	24,828,177.31 (2.65%)	47,879,353.26 (5.11%)	69,269,159.51 (7.39%)

[Additional columns below]

[Continued from above table, first column(s) repeated]

Price	4 CDR	5 CDR	6 CDR

	Yield	Yield	Yield
99.87500	5.028	5.028	5.027
100.00000	5.011	5.010	5.010
100.12500	4.994	4.993	4.992
100.25000	4.977	4.976	4.975
100.37500	4.960	4.959	4.957
100.50000	4.943	4.941	4.940
100.62500	4.926	4.924	4.923
100.75000	4.909	4.907	4.905
100.87500	4.892	4.890	4.888
101.00000	4.875	4.873	4.871
101.12500	4.858	4.856	4.853
WAL	9.38	9.24	9.08
Mod Dur	7.33	7.23	7.13
Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
Total Collat Loss	89,106,579.62 (9.51%)	107,494,278.97 (11.47%)	124,528,920.70 (13.29%)

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class B (AA/AA)

Scenario: Stated CDR, 35% severity, 100% advance, 12 month lag, 0 CPY, and yield to maturity.

Balance	$36,319,000	Delay	14
Init Coupon	5.127	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CDR	1 CDR	2 CDR	3 CDR

	Yield	Yield	Yield	Yield
99.87500	5.172	5.172	5.172	5.172
100.00000	5.156	5.156	5.156	5.156
100.12500	5.140	5.140	5.140	5.140
100.25000	5.123	5.123	5.123	5.123
100.37500	5.107	5.107	5.107	5.107
100.50000	5.090	5.090	5.090	5.090
100.62500	5.074	5.074	5.074	5.074
100.75000	5.058	5.058	5.058	5.058
100.87500	5.042	5.042	5.042	5.042
101.00000	5.025	5.025	5.025	5.025
101.12500	5.009	5.009	5.009	5.009
WAL	9.93	9.93	9.93	9.93
Mod Dur	7.62	7.62	7.62	7.62
Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
Total Collat Loss	0.00 (0.00%)	24,828,177.31 (2.65%)	47,879,353.26 (5.11%)	69,269,159.51 (7.39%)

[Additional columns below]

[Continued from above table, first column(s) repeated]

Price	4 CDR	5 CDR	6 CDR

	Yield	Yield	Yield
99.87500	5.172	5.172	5.172
100.00000	5.156	5.156	5.156
100.12500	5.140	5.140	5.140
100.25000	5.123	5.123	5.123
100.37500	5.107	5.107	5.107
100.50000	5.090	5.090	5.090
100.62500	5.074	5.074	5.074
100.75000	5.058	5.058	5.058
100.87500	5.042	5.042	5.042
101.00000	5.025	5.025	5.025
101.12500	5.009	5.009	5.009
WAL	9.93	9.93	9.93
Mod Dur	7.62	7.62	7.62
Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
Total Collat Loss	89,106,579.62 (9.51%)	107,494,278.97 (11.47%)	124,528,920.70 (13.29%)

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class C (AA-/AA-)

Scenario: Stated CDR, 35% severity, 100% advance, 12 month lag, 0 CPY, and yield to maturity.

Balance Init Coupon Settle	$12,888,000 5.187 2/12/2003	Delay Dated First Payment	14 2/1/2003 3/15/2003

Price	0 CDR	1 CDR	2 CDR	3 CDR

	Yield	Yield	Yield	Yield
99.87500	5.233	5.233	5.233	5.233
100.00000	5.217	5.217	5.217	5.217
100.12500	5.200	5.200	5.200	5.200
100.25000	5.184	5.184	5.184	5.184
100.37500	5.168	5.168	5.168	5.168
100.50000	5.151	5.151	5.151	5.151
100.62500	5.135	5.135	5.135	5.135
100.75000	5.119	5.119	5.119	5.119
100.87500	5.102	5.102	5.102	5.102
101.00000	5.086	5.086	5.086	5.086
101.12500	5.070	5.070	5.070	5.070
WAL	9.93	9.93	9.93	9.93
Mod Dur	7.60	7.60	7.60	7.60
Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
Total Collat Loss	0.00 (0.00%)	24,828,177.31 (2.65%)	47,879,353.26 (5.11%)	69,269,159.51 (7.39%)

[Additional columns below]

[Continued from above table, first column(s) repeated]

Price	4 CDR	5 CDR	6 CDR

	Yield	Yield	Yield
99.87500	5.233	5.233	5.233
100.00000	5.217	5.217	5.217
100.12500	5.200	5.200	5.200
100.25000	5.184	5.184	5.184
100.37500	5.168	5.168	5.168
100.50000	5.151	5.151	5.151
100.62500	5.135	5.135	5.135
100.75000	5.119	5.119	5.119
100.87500	5.102	5.102	5.102
101.00000	5.086	5.086	5.086
101.12500	5.070	5.070	5.070
WAL	9.93	9.93	9.93
Mod Dur	7.60	7.60	7.60
Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
Total Collat Loss	89,106,579.62 (9.51%)	107,494,278.97 (11.47%)	124,528,920.70 (13.29%)

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class D (A/A)

Scenario: Stated CDR, 35% severity, 100% advance, 12 month lag, 0 CPY, and yield to maturity.

Balance	$25,775,000	Delay	14
Init Coupon	5.276	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CDR	1 CDR	2 CDR	3 CDR

	Yield	Yield	Yield	Yield
99.87500	5.324	5.324	5.324	5.324
100.00000	5.307	5.307	5.307	5.307
100.12500	5.291	5.291	5.291	5.291
100.25000	5.274	5.274	5.274	5.274
100.37500	5.258	5.258	5.258	5.258
100.50000	5.241	5.241	5.241	5.241
100.62500	5.225	5.225	5.225	5.225
100.75000	5.209	5.209	5.209	5.209
100.87500	5.192	5.192	5.192	5.192
101.00000	5.176	5.176	5.176	5.176
101.12500	5.160	5.160	5.160	5.160
WAL	9.93	9.93	9.93	9.93
Mod Dur	7.56	7.56	7.56	7.56
Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
Total Collat Loss	0.00 (0.00%)	24,828,177.31 (2.65%)	47,879,353.26 (5.11%)	69,269,159.51 (7.39%)

[Additional columns below]

[Continued from above table, first column(s) repeated]

Price	4 CDR	5 CDR	6 CDR

	Yield	Yield	Yield
99.87500	5.324	5.324	5.324
100.00000	5.307	5.307	5.308
100.12500	5.291	5.291	5.291
100.25000	5.274	5.274	5.275
100.37500	5.258	5.258	5.259
100.50000	5.241	5.241	5.242
100.62500	5.225	5.225	5.226
100.75000	5.209	5.209	5.210
100.87500	5.192	5.192	5.194
101.00000	5.176	5.176	5.178
101.12500	5.160	5.160	5.161
WAL	9.93	9.93	10.08
Mod Dur	7.56	7.56	7.65
Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
Total Collat Loss	89,106,579.62 (9.51%)	107,494,278.97 (11.47%)	124,528,920.70 (13.29%)

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class E (A-/A-)

Scenario: Stated CDR, 35% severity, 100% advance, 12 month lag, 0 CPY, and yield to maturity.

Balance	$12,887,000	Delay	14
Init Coupon	5.355	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CDR	1 CDR	2 CDR	3 CDR

	Yield	Yield	Yield	Yield
99.87500	5.404	5.404	5.404	5.404
100.00000	5.387	5.387	5.387	5.387
100.12500	5.371	5.371	5.371	5.371
100.25000	5.354	5.354	5.354	5.354
100.37500	5.338	5.338	5.338	5.338
100.50000	5.321	5.321	5.321	5.321
100.62500	5.305	5.305	5.305	5.305
100.75000	5.288	5.288	5.288	5.288
100.87500	5.272	5.272	5.272	5.272
101.00000	5.256	5.256	5.256	5.256
101.12500	5.239	5.239	5.239	5.239
WAL	9.93	9.93	9.93	9.93
Mod Dur	7.53	7.53	7.53	7.53
Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
Total Collat Loss	0.00 (0.00%)	24,828,177.31 (2.65%)	47,879,353.26 (5.11%)	69,269,159.51 (7.39%)

[Additional columns below]

[Continued from above table, first column(s) repeated]

Price	4 CDR	5 CDR	6 CDR

	Yield	Yield	Yield
99.87500	5.404	5.404	-7.768
100.00000	5.387	5.388	-7.783
100.12500	5.371	5.371	-7.799
100.25000	5.354	5.355	-7.814
100.37500	5.338	5.338	-7.830
100.50000	5.321	5.322	-7.845
100.62500	5.305	5.305	-7.861
100.75000	5.288	5.289	-7.876
100.87500	5.272	5.273	-7.891
101.00000	5.256	5.257	-7.907
101.12500	5.239	5.240	-7.922
WAL	9.93	10.01	9.65
Mod Dur	7.53	7.58	8.04
Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	12,056,771.23 (93.56%)
Total Collat Loss	89,106,579.62 (9.51%)	107,494,278.97 (11.47%)	124,528,920.70 (13.29%)

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class A-1 (AAA/AAA)

Scenario: 0 CPR, 0 CDR, and yield to maturity.

Balance	$259,086,000	Delay	14
Init Coupon	4.037	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CPR

Yield
100.09134	4.02
100.12259	4.01
100.15384	4.01
100.18509	4.00
100.21634	4.00
100.24759	3.99
100.27884	3.98
100.31009	3.98
100.34134	3.97
100.37259	3.96
100.40384	3.96
Spread @ Center Price	40
WAL	5.70
Mod Durn	4.93

Yield Curve	Mat 3MO 6MO 1YR 2YR 5YR 10YR 30YR
Yld 1.658 1.658 1.658 1.658 2.926 3.982 4.883

Swap	Mat 2YR 3YR 4YR 5YR 6YR 7YR 8YR 9YR 10YR 11YR 12YR 13
Yld .33 .48 .525 .4575 .54 .58 .57 .5125 .455 .58 .7125 0.4

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class A-2 (AAA/AAA)

     Scenario: 0 CPR, 0 CDR, and yield to maturity.

Balance	$477,837,000	Delay	14
Init Coupon	4.867	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CPR

Yield
100.33818	4.85
100.36943	4.84
100.40068	4.84
100.43193	4.84
100.46318	4.83
100.49443	4.83
100.52568	4.82
100.55693	4.82
100.58818	4.82
100.61943	4.81
100.65068	4.81
Spread @ Center Price	42
WAL	9.81
Mod Durn	7.64

Yield Curve	Mat 3MO 6MO 1YR 2YR 5YR 10YR 30YR
Yld 1.658 1.658 1.658 1.658 2.926 3.982 4.883

Swap	Mat 2YR 3YR 4YR 5YR 6YR 7YR 8YR 9YR 10YR 11YR 12YR 13
Yld .33 .48 .525 .4575 .54 .58 .57 .5125 .455 .58 .7125 0.4

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class B (AA/AA)

Scenario: 0 CPR, 0 CDR, and yield to maturity.

Balance	$36,319,000	Delay	14
Init Coupon	4.973	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CPR

Yield
100.33771	4.96
100.36896	4.95
100.40021	4.95
100.43146	4.94
100.46271	4.94
100.49396	4.94
100.52521	4.93
100.55646	4.93
100.58771	4.92
100.61896	4.92
100.65021	4.92
Spread @ Center Price	51
WAL	9.93
Mod Durn	7.68

Yield Curve	Mat 3MO 6MO 1YR 2YR 5YR 10YR 30YR
Yld 1.658 1.658 1.658 1.658 2.926 3.982 4.883

Swap	Mat 2YR 3YR 4YR 5YR 6YR 7YR 8YR 9YR 10YR 11YR 12YR 13
Yld .33 .48 .525 .4575 .54 .58 .57 .5125 .455 .58 .7125 0.4

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class C (AA-/AA-)

Scenario: 0 CPR, 0 CDR, and yield to maturity.

Balance	$12,888,000	Delay	14
Init Coupon	5.033	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CPR

Yield
100.34303	5.02
100.37428	5.01
100.40553	5.01
100.43678	5.00
100.46803	5.00
100.49928	5.00
100.53053	4.99
100.56178	4.99
100.59303	4.98
100.62428	4.98
100.65553	4.98
Spread @ Center Price	57
WAL	9.93
Mod Durn	7.65

Yield Curve	Mat 3MO 6MO 1YR 2YR 5YR 10YR 30YR
Yld 1.658 1.658 1.658 1.658 2.926 3.982 4.883

Swap	Mat 2YR 3YR 4YR 5YR 6YR 7YR 8YR 9YR 10YR 11YR 12YR 13
Yld .33 .48 .525 .4575 .54 .58 .57 .5125 .455 .58 .7125 0.4

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class D (A/A)

Scenario: 0 CPR, 0 CDR, and yield to maturity.

Balance	$25,775,000	Delay	14
Init Coupon	5.072	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CPR

Yield
100.33884	5.06
100.37009	5.05
100.40134	5.05
100.43259	5.04
100.46384	5.04
100.49509	5.04
100.52634	5.03
100.55759	5.03
100.58884	5.02
100.62009	5.02
100.65134	5.02
Spread @ Center Price	61
WAL	9.93
Mod Durn	7.64

Yield Curve	Mat 3MO 6MO 1YR 2YR 5YR 10YR 30YR
Yld 1.658 1.658 1.658 1.658 2.926 3.982 4.883

Swap	Mat 2YR 3YR 4YR 5YR 6YR 7YR 8YR 9YR 10YR 11YR 12YR 13
Yld .33 .48 .525 .4575 .54 .58 .57 .5125 .455 .58 .7125 0.4

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WBCMT 2003-C3, Class E (A-/A-)

Scenario: 0 CPR, 0 CDR, and yield to maturity.

Balance	$12,887,000	Delay	14
Init Coupon	5.141	Dated	2/1/2003
Settle	2/12/2003	First Payment	3/15/2003

Price	0 CPR

Yield
100.33746	5.13
100.36871	5.12
100.39996	5.12
100.43121	5.11
100.46246	5.11
100.49371	5.11
100.52496	5.10
100.55621	5.10
100.58746	5.09
100.61871	5.09
100.64996	5.09
Spread @ Center Price	68
WAL	9.93
Mod Durn	7.61

Yield Curve	Mat 3MO 6MO 1YR 2YR 5YR 10YR 30YR
Yld 1.658 1.658 1.658 1.658 2.926 3.982 4.883

Swap	Mat 2YR 3YR 4YR 5YR 6YR 7YR 8YR 9YR 10YR 11YR 12YR 13
Yld .33 .48 .525 .4575 .54 .58 .57 .5125 .455 .58 .7125 0.4

This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the “Underwriters’’) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC’’) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.